UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 29, 2024

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Centre Street S.E.
Calgary, Alberta, Canada
T2G 1A6

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously announced on August 19, 2024, Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra”) reached an agreement on the terms of a recommended acquisition of i3 Energy plc, a public limited company organized under the laws of England and Wales (“i3 Energy”) (the “Acquisition”).

On August 29, 2024, Gran Tierra posted to its corporate website a press release related to the Acquisition, which is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) contains certain “forward-looking statements.” These statements are based on the current expectations of the management of Gran Tierra and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the Acquisition on the combined company, the expected timing and scope of the Acquisition, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will,” “may,” “should,” “believe,” “intends,” “expects,” “anticipates,” “targets,” “estimates,” and words of similar import and including statements relating to the Acquisition, future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects, business and management strategies, and the expansion and growth of the operations of the combined company. Although Gran Tierra believes that the expectations reflected in such forward-looking statements are reasonable, Gran Tierra can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Acquisition will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Acquisition (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Acquisition is implemented, the inability of the combined company to integrate successfully Gran Tierra’s and i3 Energy’s operations when (and if) the Acquisition is implemented, and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Acquisition when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Gran Tierra’s most recent reports on Form 10-K and Form 10-Q.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K . All subsequent oral or written forward-looking statements attributable to Gran Tierra, i3 Energy or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Gran Tierra or i3 Energy undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Acquisition are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Acquisition will be made solely by means of the scheme document to be published by i3 Energy in due course, or (if applicable) pursuant to an offer document to be published by Gran Tierra, which (as applicable) would contain the full terms and conditions of the Acquisition. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in such document(s). If, in the future, Gran Tierra ultimately seeks to implement the Acquisition by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2024	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer